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                                                                   Exhibit 99(b)

                       CONSENT OF INDEPENDENT ACCOUNTANTS

We hereby consent to the incorporation by reference in the Registration Statement on Form S-8 of White Mountains Insurance Group, Ltd. of our Report dated June 24, 2002 relating to the financial statements of Folksamerica Holding Company 401(k) Savings and Investment Plan, which appears in this Form 11-K.

/s/ PricewaterhouseCoopers LLP

New York, New York
June 24, 2002